UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2018

CLEARBRIDGE

GLOBAL HEALTH CARE INNOVATIONS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Global Health Care Innovations Fund for the six-month reporting period ended May 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice:

The Board of Trustees of Legg Mason Partners Equity Trust on behalf of ClearBridge Global Health Care Innovations Fund (the “Fund”) has approved a proposal to terminate and liquidate the Fund. The Fund is expected to cease operations on or about July 6, 2018 (the “Liquidation Date”). Before that date, the assets of the Fund will be liquidated at the discretion of Fund management and the Fund will cease to pursue its investment objective.

The Fund will close to all investments two days prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will be redeemed in the ordinary course at the applicable net asset value per share. Effective immediately, any deferred sales charges applicable to Fund redemptions will be waived. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the Fund’s Prospectus at any time before the Liquidation Date. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of an initial sales charge. Fund shareholders may consider options that are suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex. Shareholders who remain in the Fund until the Liquidation Date will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. Shareholders who purchased their shares directly from the Fund and hold

II	ClearBridge Global Health Care Innovations Fund

their shares through an individual retirement account (IRA) will receive another communication from the Fund prior to the liquidation regarding their investment.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the liquidation of the Fund and of any associated distributions. For more information regarding the liquidation of the Fund, please see the prospectus supplement dated May 4, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

ClearBridge Global Health Care Innovations Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

IV	ClearBridge Global Health Care Innovations Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed increased the federal funds rateiv twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program....” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, after the reporting period ended, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019.” In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite times of weakness, the U.S. stock market posted positive results for the reporting period. The market moved higher during the first two months of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of continued economic growth and, in December 2017, the signing of the U.S. tax reform bill. However, the market then gave back a portion of its gains in February and March 2018. This occurred given concerns that the Fed may raise interest rates more aggressively than previously expected. In addition, there were fears of a global trade war and several high profile issues in the technology industry. The market ended the reporting period on a positive note, as it rallied in April and May 2018. All told, for the six months ended May 31, 2018, the S&P 500 Indexix gained 3.16%.

Looking at the U.S. stock market more closely, small-cap stocks, as measured by the Russell 2000 Indexx, generated the strongest results, returning 6.47% over the reporting period. In contrast, large-cap

ClearBridge Global Health Care Innovations Fund	V

Investment commentary (cont’d)

stocks, as measured by the Russell 1000 Indexxi, gained 3.33% and mid-cap stocks, as measured by the Russell Midcap Indexxii, returned 2.59%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxiii and Russell 3000 Valuexiv Indices, returned 7.21% and -0.17%, respectively, during the six months ended May 31, 2018.

Q. How did the international stock market perform during the reporting period?

A. International equities also experienced periods of volatility and were largely flat during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxv, rose during the first two months of the reporting period. This was driven by solid investor demand, continued monetary policy accommodation and less concern over U.S. protectionism trade policies. International equities then declined over three of the last four months of the period. This turnaround occurred as international growth appeared to moderate, there were several geopolitical issues and, late in the period, the U.S. dollar rallied. All told, the MSCI EAFE Index returned 0.03% for the six months ended May 31, 2018. Meanwhile, emerging market equities, as represented by the MSCI Emerging Markets Indexxvi generating a 0.89% return over the reporting period.

Performance review

For the six months ended May 31,2018,Class A shares of ClearBridge Global Health Care Innovations Fund, excluding sales charges, returned 3.50%. The Fund’s unmanaged benchmark, the MSCI World Health Care Index (USD)xvii, returned 0.12% for the same period. The Lipper Global Health/ Biotechnology Funds Category Average1 returned 2.77% over the same time frame.

Performance Snapshot as of May 31, 2018 (unaudited)
(excluding sales charges)	6 months
ClearBridge Global Health Care Innovations Fund:
Class A	3.50%
Class I	3.68%
Class IS	3.65%
MSCI World Health Care Index (USD)	0.12%
Lipper Global Health/Biotechnology Funds Category Average	2.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	ClearBridge Global Health Care Innovations Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2018, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 5.03%, 4.66% and 4.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class A, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Because the Fund’s investments are concentrated in the health care sector, the value of its shares will be affected by factors particular to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. The managers’ investment style may become out of favor and/or the managers’ selection process may prove to be incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and forwards, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. As a non-diversified fund, the Fund may invest a higher percentage of its

ClearBridge Global Health Care Innovations Fund	VII

Investment commentary (cont’d)

assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

xii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xiii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xiv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xvi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xvii

The MSCI World Health Care Index (USD) is designed to capture the large and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®).

VIII	ClearBridge Global Health Care Innovations Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and November 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2017 and held for the six months ended May 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	3.50%	$1,000.00	$1,035.00	1.21%	$6.14	Class A	5.00%	$1,000.00	$1,018.90	1.21%	$6.09
Class I	3.68	1,000.00	1,036.80	0.87	4.42	Class I	5.00	1,000.00	1,020.59	0.87	4.38
Class IS	3.65	1,000.00	1,036.50	0.80	4.06	Class IS	5.00	1,000.00	1,020.94	0.80	4.03

2	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

[1]	For the six months ended May 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2018

ClearBridge Global Health Care Innovations Fund

Security	Shares		Value
Common Stocks — 96.1%
Health Care — 96.1%
Biotechnology — 39.9%
Agios Pharmaceuticals Inc.	669	$	62,551	*
Alexion Pharmaceuticals Inc.	1,552		180,234	*
Alnylam Pharmaceuticals Inc.	501		49,834	*
Amgen Inc.	317		56,939
AnaptysBio, Inc.	103		8,013	*
Applied Genetic Technologies Corp.	668		3,006	*
Arena Pharmaceuticals Inc.	2,108		96,378	*
BELLUS Health Inc.	29,039		12,094	*
Biogen Inc.	702		206,360	*
BioMarin Pharmaceutical Inc.	1,466		132,438	*
Bluebird Bio, Inc.	165		29,543	*
Celgene Corp.	1,876		147,604	*
Gilead Sciences Inc.	3,359		226,397
ImmunoGen Inc.	2,845		32,604	*
Incyte Corp.	1,388		94,759	*
Insmed Inc.	758		21,118	*
Intercept Pharmaceuticals	466		32,718	*
Ionis Pharmaceuticals Inc.	603		28,130	*
MacroGenics Inc.	543		12,342	*
ProQR Therapeutics NV	1,316		7,501	*
Rhythm Pharmaceuticals, Inc.	992		31,873	*
Spark Therapeutics Inc.	568		45,321	*
Ultragenyx Pharmaceutical Inc.	2,758		201,886	*
Vertex Pharmaceuticals Inc.	536		82,544	*
Voyager Therapeutics Inc.	707		14,048	*
Total Biotechnology			1,816,235
Health Care Equipment & Supplies — 7.4%
Becton Dickinson and Co.	702		155,556
Danaher Corp.	1,232		122,313
Penumbra Inc.	373		60,016	*
Total Health Care Equipment & Supplies			337,885
Health Care Providers & Services — 14.6%
Aetna Inc.	1,259		221,747
UnitedHealth Group Inc.	1,623		391,971
Universal Health Services Inc., Class B Shares	444		51,051
Total Health Care Providers & Services			664,769

See Notes to Financial Statements.

4	ClearBridge Global Health Care Innovations Fund 2018 Semi- Annual Report

ClearBridge Global Health Care Innovations Fund

Security	Shares	Value
Life Sciences Tools & Services — 5.5%
PerkinElmer Inc.	898	$66,749
Thermo Fisher Scientific Inc.	886	184,527
Total Life Sciences Tools & Services		251,276
Pharmaceuticals — 28.7%
Allergan PLC	1,289	194,381
AstraZeneca PLC, ADR	3,873	143,417
Bristol-Myers Squibb Co.	3,432	180,592
Eisai Co. Ltd., ADR	770	55,763
Endocyte Inc.	1,177	16,090	*
Johnson & Johnson	1,621	193,904
Merck & Co. Inc.	4,255	253,300
MyoKardia, Inc.	223	10,615	*
Ono Pharmaceutical Co. Ltd.	2,349	58,084	(a)
Roche Holding AG	938	201,185	(a)
Total Pharmaceuticals		1,307,331
Total Investments before Short-Term Investments (Cost — $3,948,816)		4,377,496

	Rate
Short-Term Investments — 3.2%
JPMorgan 100% US Treasury Securities Money Market Fund, Institutional Class (Cost — $143,964)	1.608%	143,964	143,964
Total Investments — 99.3% (Cost — $4,092,780)			4,521,460
Other Assets in Excess of Liabilities — 0.7%			31,967
Total Net Assets — 100.0%			$4,553,427

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2018

ClearBridge Global Health Care Innovations Fund

Summary of Investments by Country**
United States	86.2%
Switzerland	4.4
United Kingdom	3.2
Japan	2.5
Canada	0.3
Netherlands	0.2
Short-Term Investments	3.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2018 and are subject to change.

See Notes to Financial Statements.

6	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2018

Assets:
Investments, at value (Cost — $4,092,780)	$4,521,460
Receivable from investment manager	13,892
Interest and dividends receivable	7,663
Prepaid expenses	40,734
Total Assets	4,583,749

Liabilities:
Service and/or distribution fees payable	47
Trustees’ fees payable	8
Accrued expenses	30,267
Total Liabilities	30,322
Total Net Assets	$4,553,427

Net Assets:
Par value (Note 7)	$4
Paid-in capital in excess of par value	3,965,615
Undistributed net investment income	2,310
Accumulated net realized gain on investments and foreign currency transactions	156,891
Net unrealized appreciation on investments and foreign currencies	428,607
Total Net Assets	$4,553,427

Net Assets:
Class A	$196,749
Class I	$886,576
Class IS	$3,470,102

Shares Outstanding:
Class A	17,119
Class I	77,048
Class IS	301,660

Net Asset Value:
Class A (and redemption price)	$11.49
Class I (and redemption price)	$11.51
Class IS (and redemption price)	$11.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.19

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended May 31, 2018

Investment Income:
Dividends	$34,286
Interest	1,776
Less: Foreign taxes withheld	(1,514)
Total Investment Income	34,548

Expenses:
Registration fees	30,604
Legal fees	17,966
Audit and tax fees	17,730
Investment management fee (Note 2)	15,406
Fund accounting fees	8,657
Custody fees	7,153
Shareholder reports	7,052
Transfer agent fees (Note 5)	905
Service and/or distribution fees (Notes 2 and 5)	280
Insurance	155
Trustees’ fees	139
Miscellaneous expenses	2,308
Total Expenses	108,355
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(88,551)
Net Expenses	19,804
Net Investment Income	14,744

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	138,821
Foreign currency transactions	(95)
Net Realized Gain	138,726
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	17,256
Foreign currencies	(93)
Change in Net Unrealized Appreciation (Depreciation)	17,163
Net Gain on Investments and Foreign Currency Transactions	155,889
Increase in Net Assets From Operations	$170,633

See Notes to Financial Statements.

8	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2018 (unaudited) and the Year Ended November 30, 2017	2018	2017

Operations:
Net investment income	$14,744	$18,177
Net realized gain	138,726	235,545
Change in net unrealized appreciation (depreciation)	17,163	450,563
Increase in Net Assets From Operations	170,633	704,285

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(35,001)	(17,100)
Net realized gains	(204,688)	(55,258)
Decrease in Net Assets From Distributions to Shareholders	(239,689)	(72,358)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	266,394	352,960
Reinvestment of distributions	223,623	71,069
Cost of shares repurchased	(503,132)	(58,141)
Increase (Decrease) in Net Assets From Fund Share Transactions	(13,115)	365,888
Increase (Decrease) in Net Assets	(82,171)	997,815

Net Assets:
Beginning of period	4,635,598	3,637,783
End of period*	$4,553,427	$4,635,598
*Includes undistributed net investment income of:	$2,310	$22,567

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2018[2]	2017	2016[3]

Net asset value, beginning of period	$11.67	$10.05	$10.00

Income (loss) from operations:
Net investment income (loss)	0.01	0.01	(0.00)	[4]
Net realized and unrealized gain	0.37	1.79	0.05
Total income from operations	0.38	1.80	0.05

Less distributions from:
Net investment income	(0.04)	(0.03)	—
Net realized gains	(0.52)	(0.15)	—
Total distributions	(0.56)	(0.18)	—

Net asset value, end of period	$11.49	$11.67	$10.05
Total return[5]	3.50%	18.26%	0.50%

Net assets, end of period (000s)	$197	$201	$152

Ratios to average net assets:
Gross expenses	4.93%[6]	6.19%	8.18%[6]
Net expenses[7,8]	1.21 [6]	1.19	0.90	[6]
Net investment income (loss)	0.24 [6]	0.06	(0.01)	[6]

Portfolio turnover rate	13%	32%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]	For the period March 31, 2016 (inception date) to November 30, 2016.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

10	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2018[2]	2017	2016[3]

Net asset value, beginning of period	$11.71	$10.06	$10.00

Income from operations:
Net investment income	0.03	0.05	0.01
Net realized and unrealized gain	0.37	1.79	0.05
Total income from operations	0.40	1.84	0.06

Less distributions from:
Net investment income	(0.08)	(0.04)	—
Net realized gains	(0.52)	(0.15)	—
Total distributions	(0.60)	(0.19)	—

Net asset value, end of period	$11.51	$11.71	$10.06
Total return[4]	3.68%	18.78%	0.60%

Net assets, end of period (000s)	$887	$1,088	$668

Ratios to average net assets:
Gross expenses	4.58%[5]	5.64%	7.51%[5]
Net expenses[6,7]	0.87 [5]	0.80	0.80 [5]
Net investment income	0.59 [5]	0.41	0.11 [5]

Portfolio turnover rate	13%	32%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]	For the period March 31, 2016 (inception date) to November 30, 2016.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2018[2]	2017	2016[3]

Net asset value, beginning of period	$11.71	$10.06	$10.00

Income from operations:
Net investment income	0.04	0.05	0.01
Net realized and unrealized gain	0.36	1.80	0.05
Total income from operations	0.40	1.85	0.06

Less distributions from:
Net investment income	(0.09)	(0.05)	—
Net realized gains	(0.52)	(0.15)	—
Total distributions	(0.61)	(0.20)	—

Net asset value, end of period	$11.50	$11.71	$10.06
Total return[4]	3.65%	18.82%	0.60%

Net assets, end of period (000s)	$3,470	$3,346	$2,818

Ratios to average net assets:
Gross expenses	4.54%[5]	5.81%	8.16%[5]
Net expenses[6,7]	0.80 [5]	0.80	0.80 [5]
Net investment income	0.66 [5]	0.45	0.10 [5]

Portfolio turnover rate	13%	32%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]	For the period March 31, 2016 (inception date) to November 30, 2016.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

12	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Health Care Innovations Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value.Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Health Care	$4,118,227	$259,269	—	$4,377,496
Short-Term Investments†	143,964	—	—	143,964
Total Investments	$4,262,191	$259,269	—	$4,521,460

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended May 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2018, securities valued at $259,269 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Concentration risk. The Fund normally invests at least 80% of its assets in healthcare related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

16	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.25%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the six months ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $88,551.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$23
CDSCs	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2018, Legg Mason and its affiliates owned 82% of the Fund.

18	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

3. Investments

During the six months ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$579,451
Sales	828,720

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,092,780	$802,266	$(373,586)	$428,680

4. Derivative instruments and hedging activities

During the six months ended May 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$280	$184
Class I	—	396
Class IS	—	325
Total	$280	$905

For the six months ended May 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,161
Class I	20,508
Class IS	63,882
Total	$88,551

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended May 31, 2018	Year Ended November 30, 2017
Net Investment Income:
Class A	$785	$432
Class I	7,920	3,032
Class IS	26,296	13,636
Total	$35,001	$17,100
Net Realized Gains:
Class A	$9,355	$2,312
Class I	47,943	10,151
Class IS	147,390	42,795
Total	$204,688	$55,258

7. Shares of beneficial interest

At May 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,104	$35,879	4,038	$43,382
Shares issued on reinvestment	929	10,140	282	2,744
Shares repurchased	(4,177)	(47,496)	(2,183)	(25,521)
Net increase (decrease)	(144)	$(1,477)	2,137	$20,605

Class I
Shares sold	20,389	$230,515	28,363	$309,578
Shares issued on reinvestment	3,630	39,798	1,224	11,894
Shares repurchased	(39,938)	(455,636)	(3,038)	(32,620)
Net increase (decrease)	(15,919)	$(185,323)	26,549	$288,852

Class IS
Shares issued on reinvestment	15,854	$173,685	5,806	$56,431
Net increase	15,854	$173,685	5,806	$56,431

8. Subsequent event

On May 4, 2018, the Fund announced that the Fund’s Board of Trustees had approved a proposal to terminate and liquidate the Fund. The Fund ceased operations on July 6, 2018.

20	ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report

Before that date, the assets of the Fund were liquidated at the discretion of Fund management and the Fund ceased to pursue its investment objective.

ClearBridge Global Health Care Innovations Fund 2018 Semi-Annual Report	21

Clearbridge

Global Health Care Innovations Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

*	Effective March 12, 2018, BNY became custodian.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNYMellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Global Health Care Innovations Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Global Health Care Innovations Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Global Health Care Innovations Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred- itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX282823 7/18 SR18-3377

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2018